Exhibit e(i)(A)
                                                          AMENDED: JULY 14, 2003

                               FORM OF SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

NAME OF FUND:
Fifth Third Government Money Market Fund
Fifth Third Prime Money Market Fund
Fifth Third U.S. Treasury Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Municipal Money Market Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Worldwide Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Institutional Government Money Market Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

FIFTH THIRD FUNDS                                 FIFTH THIRD DISTRIBUTORS, INC.

By: ___________________                           By: ___________________
Name:  David Bunstine                             Name:   William J. Tomko
Title:  President                                 Title:  President

AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE B
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.


Class C Shares

Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value
Fund Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Worldwide Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Prime Money Market Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By: ___________________                     By: ___________________
Name:  David Bunstine                       Name:  William J. Tomko
Title:  President                           Title:  President

AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE C
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.


Select Shares
Fifth Third Equity Index Fund
Fifth Third Municipal Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third Institutional Government Money Market Fund
Fifth Third U.S. Treasury Money Market Fund

Preferred Shares
Fifth Third Equity Index Fund
Fifth Third Municipal Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third Institutional Government Money Market Fund
Fifth Third U.S. Treasury Money Market Fund

Trust Shares
Fifth Third Equity Index Fund
Fifth Third Municipal Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third Institutional Government Money Market Fund
Fifth Third U.S. Treasury Money Market Fund



FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By: ___________________                     By: ___________________
Name:  David Bunstine                       Name:  William J. Tomko
Title:  President                           Title:  President

AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE D
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

Name of Fund and Class Share

Class A Shares:
Fifth Third Prime Money Market Fund
Fifth Third Government Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Municipal Money Market Fund
Fifth Third Technology Fund Fifth Third
Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

Class B Shares:

Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Technology Fund
Fifth Third Prime Money Market Fund
Fifth Third Municipal Bond Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

Class C Shares:
Fifth Third Prime Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Worldwide Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund

Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

Advisor Shares:

Fifth Third Bond Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund
Fifth Third Small Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Prime Money Market Fund
Fifth Third Technology Fund
Fifth Third Quality Growth Fund
Fifth Third Balanced Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund


FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By: ___________________                     By: ___________________
Name:  David Bunstine                       Name:  William J. Tomko
Title:  President                           Title:  President

                                                          AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE E
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.


Name of Fund:
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Technology Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Short Term Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund

FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By: ___________________                     By: ___________________
Name:  David Bunstine                       Name:  William J. Tomko
Title:  President                           Title:  President